EXHIBIT 99.1

                              TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Agreement") is made and entered into this 28th day of September, 2004, by and among ENGlobal Corporation, a Nevada corporation formerly known as Industrial Data Systems Corporation (the "Company"), Equus II Incorporated, a Delaware corporation ("Equus"), Alliance 2000, Ltd., a Texas limited partnership ("Alliance"), the persons and entities listed on the attached Schedule 1 (the "Significant PEI Shareholders"), Michael
L. Burrow, acting as a shareholder representative for the Significant PEI Shareholders (the "Shareholder Representative"), and Johnny J. Williams, Esq., whose office address is 13831 Northwest Freeway, Suite 155, Houston, Texas 77040 (the "Escrow Agent").

                                    RECITALS:

     The Company, PEI Acquisition, Inc., a Texas corporation, IDS Engineering Management, LC, a Texas limited liability company, and Petrocon Engineering Inc., a Texas corporation, entered into a Merger Agreement on or about July 31, 2001 (the "Merger Agreement").

     In connection with the Merger Agreement, the Company, the Significant PEI Shareholders, the Shareholder Representative, and the Escrow Agent entered into an Indemnification Escrow Agreement, effective as of December 21, 2001 (the "Indemnification Escrow Agreement"), and an Option Escrow Agreement, effective as of December 21, 2001 (the "Option Escrow Agreement" and, together with the Indemnification Escrow Agreement, the "Escrow Agreements"), pursuant to which the Significant PEI Shareholders deposited shares of Company common stock, par value $0.001 per share (the "Common Stock"), in an escrow account maintained by the Escrow Agent in order to fund and secure certain obligations under the Merger Agreement.

     In addition, in connection with the Merger Agreement, the Company, Equus, Alliance, and the Significant PEI Shareholders entered into a Voting Agreement, dated as of December 21, 2001 (the "Voting Agreement"), which obligated the parties thereto to vote for certain designated persons to serve on the Board of Directors of the Company.

     In connection with the Voting Agreement, the Significant PEI Shareholders and the Shareholder Representative entered into a Voting Agreement, dated as of December 21, 2001 (the "PEI Voting Agreement"), pursuant to which the Significant PEI Shareholders would designate persons to serve on the Board of Directors of the Company under the Voting Agreement.

     The Company, subject to the conditions set forth in this Agreement, is willing to distribute the Common Stock held pursuant to the Escrow Agreements to the Significant PEI Shareholders.

     The Company, Equus and Alliance desire to terminate the Voting Agreement upon the execution of this Agreement by the Significant PEI Shareholders whose aggregate Pro Rata Share, according to Schedule 1, is at least 51% (the "Majority PEI Shareholders").

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     The Significant PEI Shareholders and the Shareholder Representative desire to terminate the PEI Voting Agreement upon the execution of this Agreement by the Majority PEI Shareholders.

     NOW, THEREFORE, for and in consideration of the above, the premises set forth herein and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

    1. Termination of Voting Agreement. The Company, Equus and Alliance agree that, upon execution and delivery of this Agreement by at least the Majority PEI Shareholders, the Voting Agreement shall be terminated and of no further force and effect.

     2. Waiver of Rights Under Indemnification Escrow Agreement. The Company agrees that, upon the execution and delivery of this Agreement by at least the Majority PEI Shareholders, the Company will waive its rights under the Indemnification Escrow Agreement as to those Significant PEI Shareholders who have executed this Agreement and delivered it to the Company. Upon such occurrence, the Company will direct the Escrow Agent to distribute to each Significant PEI Shareholder who has signed this Agreement, such Shareholder's Pro Rata Share of the Common Stock held in the Indemnification Escrow. The Indemnification Escrow Agreement shall automatically terminate when all such Common Stock shall have been distributed by the Escrow Agent in accordance with this Section 2.

         3. Distribution of Common Stock and Property from Option Escrow Agreement. The Company agrees to waive its rights under the Option Escrow Agreement upon the conditions set forth in this Section 3. Once at least the Majority PEI Shareholders have executed this Agreement and delivered it to the Company,

          (a) the Company will purchase from each Majority PEI Shareholder who has signed this Agreement, such Majority PEI Shareholder's Pro Rata Share of the Common Stock held in the Option Escrow in connection with the outstanding Surviving Options (as defined in the Option Escrow Agreement) to purchase Common Stock at $0.96 per share. In exchange for such shares, the Company shall pay the Majority PEI Shareholders the sum of $0.96 per share, to be paid in three equal installments, the first such installment to be paid on or before December 31, 2004, the second installment to be paid on or before December 31, 2005, and the third installment to be paid on or before December 31, 2006; and

          (b) the Company will instruct the Escrow Agent to distribute to each Majority PEI Shareholder who has signed and delivered this Agreement, such Majority PEI Shareholder's Pro Rata Share of all other shares of Common Stock then held in the Option Escrow Agreement.

     4. Termination of PEI Voting Agreement. Upon the distribution of all shares from the Escrow Agreements, the PEI Voting Agreement shall terminate.

     5. Release. Each party to this Agreement, on behalf of itself and its respective investors, officers, directors, principals, shareholders, partners, members, administrators, employees, agents, representatives, attorneys or insurers, or any of their parents, affiliated companies, divisions, partnerships, predecessors, successors, personal representatives, executors, heirs and assigns (collectively, the "Releasing Parties"), hereby releases, waives, remises and forever discharges the other parties to this Agreement and

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each of their respective investors, officers, directors, principals, shareholders, partners, members, administrators, employees, agents, representatives, attorneys or insurers, and any of their respective parents, affiliated companies, divisions, partnerships, predecessors, successors, personal representatives, executors, heirs and assigns (all of whom are hereafter separately and collectively referred to as the "Released Parties"), of and from all claims, actions, causes of action, demands, controversies, suits, contracts, agreements, debts, accounts, sums of money, damages, judgments, duties, liabilities, and obligations of every kind and nature whatsoever, whether known or unknown, accrued or unaccrued, contingent or absolute, liquidated or unliquidated, at law or in equity (including but not limited to breaches of fiduciary duty, fraud, and violations of federal and state securities law), that the Releasing Parties have had, now have or may hereafter have against any of the Released Parties based on, arising out or by virtue of, relating or pertaining to, or resulting from or in connection with, any act, action, conduct, contract, agreement, breach of duty, violation of statute or law, omission, transaction, occurrence, or event relating to the Merger Agreement and the agreements entered into in connection with the Merger Agreement, including, without limitation, the agreements which have been or may be terminated by this Agreement; provided, however, that the release granted in this Section 5 shall not be deemed to release the Released Parties from any obligations under this Agreement.

     6. Representations of the Parties. The undersigned parties hereby represent and warrant that (i) they have not been induced to execute this Agreement by any statement, act or representation by, or on behalf of, anyone, except as may be contained in this Agreement; (ii) except for the other parties hereto, their execution, delivery and performance of this Agreement will not require the consent of any third party; and (iii) they have full legal authority to execute, deliver, enter into and perform this Agreement, and that this Agreement is their valid and legally binding obligation, enforceable against them in accordance with its terms.

     7. Miscellaneous.

          (a) Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one agreement. Signatures transmitted via facsimile shall be deemed originals for purposes of this Agreement.

          (b) Governing Law. This Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of the State of Texas, without giving effect to the principles of conflict of laws thereof that direct the application of the laws of a different state. Venue for any disputes pursuant to this Agreement shall be in Harris County, Texas, and the parties agree to submit to the jurisdiction of the state and federal courts in Harris County, Texas.

          (c) Amendments and Waivers. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such conditions, or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

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          (d) Construction. All pronouns used in this Agreement shall be construed to include the masculine, feminine, neuter, singular or plural, as the identity of the antecedent may require. The rule of construction that documents are to be construed strictly against the drafter shall be disregarded as each party to this Agreement has had an opportunity to consult with his own attorney regarding the terms of this Agreement. The section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (e) Severability. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.

          (f) Effective Date. This Agreement shall be effective as follows:

               (i) The termination of the Voting Agreement shall be effective on receipt of signatures from the Majority PEI Shareholders.

               (ii) The Company's waiver of rights under the Escrow Agreements shall be effective, as to each Significant PEI Shareholder who signs this Agreement, upon the receipt of signatures from at least the Majority PEI Shareholders.

               (iii) The PEI Voting Agreement shall terminate upon the distribution of all shares of Common Stock from the Escrow Agreements.



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     IN WITNESS WHEREOF, the parties hereto have executed this Termination
Agreement as of the day and year first written above.


                                       ENGLOBAL CORPORATION



                                       By: /s/ William A. Coskey
                                       -----------------------------------------
                                       William A. Coskey, President


























                   [Signature Page to Termination Agreement.]

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                                       EQUUS II INCORPORATED



                                       By: /s/ Noland Lehman
                                       -----------------------------------------

                                       Name: Noland Lehman
                                       -----------------------------------------

                                       Title: President
                                       -----------------------------------------










                   [Signature Page to Termination Agreement.]

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                                       ALLIANCE 2000, LTD.



                                       By: /s/ William A. Coskey
                                       -----------------------------------------
                                       William A. Coskey, its General Partner


                                       By: /s/ Hulda L. Coskey
                                       -----------------------------------------
                                       Hulda L. Coskey, its General Partner









                   [Signature Page to Termination Agreement.]


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                                       SIGNIFICANT PEI SHAREHOLDER:

                                       M.L. BURROW FAMILY PARTNERSHIP, LTD.



                                       By: /s/ M. L. Burrow
                                       -----------------------------------------

                                       Name: M. L. Burrow
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------











                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Michael L. Burrow
                                       -----------------------------------------
                                       Michael L. Burrow













                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Fahad Al-Tamimi
                                       -----------------------------------------
                                       Fahad Al-Tamimi















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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Norbert C. Roobaert
                                       -----------------------------------------
                                       Norbert C. Roobaert















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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ David L. Hopson
                                       -----------------------------------------
                                       David L. Hopson


















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Jimmie N. Carpenter
                                       -----------------------------------------
                                       Jimmie N. Carpenter















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Thomas H. Noble
                                       -----------------------------------------
                                       Thomas H. Noble




















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:

                                       DOUGLAS W. ECKOLS FAMILY PARTNERSHIP,
                                       LTD.



                                       By: /s/ Douglas W. Eckols
                                       -----------------------------------------

                                       Name: Douglas W. Eckols
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------















                   [Signature Page to Termination Agreement.]

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                                       SHAREHOLDER

                                       THE OLAN WEEKS FAMILY LIMITED
                                       PARTNERSHIP, LTD.



                                       By: /s/ Olan B. Weeks
                                       -----------------------------------------

                                       Name: Olan B. Weeks
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------
















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Olan B. Weeks
                                       -----------------------------------------
                                       Olan B. Weeks

















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Terry D. Allen
                                       -----------------------------------------
                                       Terry D. Allen

















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Lowell J. Walker, Sr.
                                       -----------------------------------------
                                       Lowell J. Walker, Sr.




















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:

                                       MILLS GROUP, LTD.



                                       By: /s/ Tim Mills
                                       -----------------------------------------

                                       Name: Tim Mills
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------



















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Robert W. Raiford
                                       -----------------------------------------
                                       Robert W. Raiford

















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:

                                       RONALD J. CHAPMAN FAMILY PARTNERSHIP,
                                       LTD.



                                       By: /s/ Ronald J. Chapman
                                       -----------------------------------------

                                       Name: Ronald J. Chapman
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Owen G. Vaughn, Jr.
                                       -----------------------------------------
                                       Owen G. Vaughn, Jr.















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:

                                       THE LAWRENCE J. BRADFORD FAMILY
                                       PARTNERSHIP, LTD.



                                       By: /s/ Lawrence J. Bradford
                                       -----------------------------------------

                                       Name: Lawrence J. Bradford
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------
















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Robert A. Knost
                                       -----------------------------------------
                                       Robert A. Knost


















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ David Smith
                                       -----------------------------------------
                                       David Smith
















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDERS:




                                       /s/ William R. Miller
                                       -----------------------------------------
                                       William or Carolyn Miller

















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Willie E. Rigsby
                                       -----------------------------------------
                                       Willie E. Rigsby
















                   [Signature Page to Termination Agreement.]

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                                       SIGNIFICANT PEI SHAREHOLDER:




                                       /s/ Byron P. Walker, Sr.
                                       -----------------------------------------
                                       Byron P. Walker, Sr.

















                   [Signature Page to Termination Agreement.]

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                                       SHAREHOLDER REPRESENTATIVE




                                       /s/ Michael L. Burrow
                                       -----------------------------------------
                                       Michael L. Burrow
















                   [Signature Page to Termination Agreement.]

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                                       ESCROW AGENT




                                       /s/ Johnny J. Williams
                                       -----------------------------------------
                                       Johnny J. Williams


















                   [Signature Page to Termination Agreement.]

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                                   SCHEDULE 1

                          Significant PEI Shareholders
                          ----------------------------


         Name                                                   Pro Rata Share
         ----                                                   --------------

M.L. Burrow Family Partnership, Ltd.                                10.759%
Michael L. Burrow                                                    8.967%
Equus II Incorporated                                               13.208%
Fahad Al-Tamimi                                                      9.051%
Norbert C. Roobaert                                                  8.627%
David L. Hopson                                                      7.780%
Jimmie N. Carpenter                                                  4.766%
Thomas H. Noble                                                      3.830%
Douglas W. Eckols Family Partnership, Ltd.                           3.666%
The Olan Weeks Family Limited Partnership, Ltd.                      3.370%
Olan B. Weeks                                                        1.628%
Terry D. Allen                                                       3.346%
Lowell J. Walker, Sr.                                                2.803%
Mills Group, Ltd.                                                    2.298%
Robert W. Raiford                                                    2.162%
Ronald J. Chapman Family Partnership, Ltd.                           2.073%
Owen G. Vaughn, Jr.                                                  2.036%
The Lawrence J. Bradford Family Partnership, Ltd.                    2.022%
Robert A. Knost                                                      1.755%
David Smith                                                          1.594%
William or Carolyn Miller                                            1.460%
Willie E. Rigsby                                                     1.628%
Byron P. Walker, Sr.                                                 1.169%